UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Spectrum Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global equities generated strong gains in the 12 months ended December 31, 2017, supported by modest, but synchronized, global economic growth. In the fixed income universe, international bonds from developed and emerging markets posted healthy returns. U.S. investment-grade bonds were moderately positive, and high yield bonds generated solid gains. The Spectrum Funds recorded strong returns in this market environment.

MARKET ENVIRONMENT

Benefiting from improving economic growth and favorable corporate earnings, major U.S. stock indexes registered strong gains in 2017. Equities also found support later in the year, reflecting growing optimism around the passage of tax reform legislation. The Federal Reserve (Fed) raised short-term interest rates, but the widely expected moves did not disrupt equity markets. In December 2017, Congress passed legislation that lowered tax rates for corporations and individuals, and most major stock indexes finished the year near record levels amid expectations that lower tax rates in 2018 would have a beneficial impact on corporate earnings.

Developed equity markets outside the U.S. also posted strong gains, buoyed by synchronized global economic growth and improving global trade. Japanese stocks benefited from an economic recovery that has resulted in seven straight quarters of growth, while European equities were lifted by a deepening economic recovery, accommodative monetary policy from the European Central Bank (ECB), and a moderating political environment. Emerging markets equities outperformed developed markets stocks, buoyed by moderate but stable global economic growth, improving global trade, and rising commodities prices. A weaker U.S. dollar also bolstered the return of international investments for U.S. dollar investors.

Returns for U.S. investment-grade bonds were modestly positive for the period. While U.S. Treasury yields generally increased across the curve, yields on long-term Treasury bonds decreased slightly. Investment-grade corporate debt generally outpaced U.S. government debt. High yield bonds outperformed investment-grade issues, helped by their lower interest rate sensitivity, stabilization of oil prices, and investors’ demand for securities with attractive yields. Floating rate bank loans also generated solid gains and benefited from rising short-term interest rates.

Overseas developed markets bonds outperformed U.S. investment-grade debt in U.S. dollar terms. Volatility in high-quality eurozone sovereign debt was low, although stronger-than-expected growth in Europe pushed yields modestly higher. The Bank of Japan’s yield curve control policy, which started in late 2016, kept the yield on the 10-year Japanese government bond near the central bank’s 0% target. Emerging markets debt outperformed developed markets debt, but volatility was modestly higher given the differing monetary policies and political situations across multiple countries.

The world’s major currencies generally rose versus the U.S. dollar in 2017, which bolstered returns on international investments for U.S. dollar-based investors. The euro and the UK pound gained 13.8% and 9.5% against the dollar, respectively, and Japan’s yen advanced 3.5%. Among emerging markets, China’s yuan rose 6.7%, the Indian rupee advanced 6.3%, and Brazil’s real lost 1.9%.

SPECTRUM INCOME FUND

As shown in the Performance Comparison table, the Spectrum Income Fund returned 2.87% and 7.02% for the 6- and 12-month periods ended December 31, 2017, respectively. The fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and its Lipper peer group average for both reporting periods.

Portfolio Performance
Strategic allocations to diversifying asset classes not included in the fund’s broad market benchmark significantly helped the fund’s relative performance for the 12-month period. An allocation to U.S. large-cap dividend-paying stocks was the strongest contributor as equities easily outpaced fixed income for the period. Allocations to high yield bonds and overseas debt, including developed and emerging markets bonds denominated in both U.S. dollars and local currencies, were also beneficial. Allocations to short-term bonds and GNMA debt detracted from relative performance.

Security selection among the underlying funds was modestly beneficial. The New Income Fund, which invests primarily in U.S. investment-grade debt, and the Equity Income Fund, which invests in U.S. large-cap dividend-paying stocks, showed the best results. This was partially offset by negative selection in the GNMA Fund and the Floating Rate Fund.

Tactical decisions to overweight/underweight underlying asset classes detracted modestly. Underweight positions in dividend-paying equities and international bonds hurt relative results, while an overweight to emerging markets bonds denominated in local currencies helped.

Portfolio Positioning
The Spectrum Income Fund invests primarily in fixed income securities through a diversified mix of U.S. and international T. Rowe Price mutual funds. Underlying investments also include a fund focused on dividend-paying U.S. large-cap stocks.

Despite low yields and extended durations (duration measures a bond’s sensitivity to interest rates), we initiated an overweight to bonds and cash relative to equities as they can provide ballast should market volatility increase. Interest rates are likely to rise gradually as the Fed continues to normalize its monetary policy, and inflation is trending modestly higher. Cash is a beneficiary of rising short-term interest rates and can provide a buffer against volatility in credit or equity markets.

Over the period, we shifted from overweight to underweight high yield bonds. While high yield bonds continue to have a yield advantage over investment-grade bonds, valuations are trending above historical averages following a period of strong performance. Sector fundamentals remain broadly positive and default expectations remain low—although there is limited upside potential at current valuations. The impact of lower taxes could be mixed, with interest deductibility a potential drag, while limited supply could offer some support. Among our below investment-grade holdings, we prefer floating rate bank loans due to their attractive duration profile and reduced focus on the energy sector.

Outside the U.S., we maintained an underweight to investment-grade dollar-denominated debt as low yields and relatively longer duration create a less attractive outlook. European bonds are at risk from rising interest rates as the European Central Bank begins to rein in its stimulus policies. We moved to modestly underweight dollar-denominated emerging markets debt. Fundamentals for the sector remain supportive, but valuations are extended and appear vulnerable to tighter monetary policies in developed markets, a stronger U.S. dollar, increased political risk, and slower Chinese growth. We prefer emerging markets debt denominated in local currencies. Yields are less compelling following a strong rally, but the asset class is still attractive relative to investment-grade debt and has the potential to benefit from currency appreciation relative to the U.S. dollar.

We are modestly underweight dividend-paying equities as valuations are extended and earnings growth expectations appear elevated against a backdrop of improving, but still modest, economic growth. Market volatility could increase as central banks gradually normalize monetary policies.

SPECTRUM GROWTH FUND

As shown in the Performance Comparison table, the Spectrum Growth Fund returned 10.60% and 25.52% for the 6- and 12-month periods ended December 31, 2017, respectively. The fund modestly trailed the Russell 3000 Index, the Lipper Multi-Cap Core Funds Index, and its combined index portfolio for the semiannual reporting period. The fund comfortably outperformed each benchmark for the annual period.

Portfolio Performance
Overall security selection in our underlying funds was positive and accounted for most of the fund’s outperformance versus the Russell 3000 Index for the 12-month reporting period. Results were particularly strong in our U.S. large-cap stock portfolios, including the Blue Chip Growth Fund, the Value Fund, and the Growth Stock Fund. Selection in the International Value Equity Fund and the Real Assets Fund detracted from results.

The fund’s international equity holdings were positive contributors to performance as international and emerging markets equities generally outperformed U.S. equities for the period. Inclusion of real assets detracted from results as the asset class underperformed both U.S. and international equities for the year.

Tactical decisions to overweight/underweight asset classes were slightly beneficial. An underweight to real assets equities helped relative performance, as did our overweight position in U.S. large-cap growth relative to value equities. This was partially offset by an underweight to emerging markets stocks for part of the period.

Portfolio Positioning
The Spectrum Growth Fund invests in several underlying T. Rowe Price funds that focus on U.S. equities across the full range of market capitalizations and style as well as international stocks in both developing and emerging markets.

We are modestly underweight U.S. equities as valuations appear extended against a backdrop of modest economic growth and elevated expectations for corporate earnings growth, supported by lower tax rates in 2018. We are neutral between U.S. growth and value stocks. Secular growth stocks should continue to benefit from a low-growth economy, but valuations are less attractive after their recent strong performance and market leadership is narrow. A sustained pickup in U.S. economic growth and higher interest rates could benefit cyclical value stocks.

We moved to overweight U.S. small-caps as the segment offers reasonable valuations relative to large-cap stocks and could benefit more meaningfully from lower taxes given their generally higher effective tax rates. We are underweight U.S. large-caps, where valuations look extended and market leadership is narrow. In addition, the tailwind provided to large U.S. multinational companies by a weaker dollar, which contributes to currency translation gains and can make U.S. products more competitive in the global market, could recede following a strong rally in currencies such as the euro and in the context of the Fed continuing to normalize its monetary policy.

We started the reporting period with a neutral position in international equities but gradually moved to an overweight. International equities offer modestly more attractive valuations relative to U.S. equities and are supported by positive earnings trends, greater exposure to global trade, and improving domestic economies. Equity valuations in Europe and Japan are relatively attractive versus the U.S. We are underweight growth stocks outside the U.S. Valuations for overseas growth stocks are above historical averages, particularly in cyclically sensitive areas like industrials as well as in quality growth sectors such as consumer staples. We favor international value stocks, which offer attractive relative valuations and could benefit from signs of more durable and synchronized economic growth, higher interest rates, and more stable commodity prices.

We are neutral on emerging markets stocks. Attractive relative valuations and improvement in economic growth are balanced by risks of rising developed markets interest rates, a stronger U.S. dollar, stability of commodity prices, and potential for hawkish U.S. trade policy.

We are underweight to inflation-sensitive real assets equities as we remain cautious on the prospects for energy and commodity prices given continued concerns over supply and demand imbalances. Despite the Organization of Petroleum Exporting Countries’ (OPEC) continued efforts to limit production, oil prices will likely be challenged by additional supply as U.S. producers respond to rising prices with increased production. U.S. shale producers have become a larger contributor to global oil supply and with their increased efficiency can now operate profitably at lower price levels.

Demand for industrial metals is expected to remain subdued as China continues on a slower growth path, driven by a shift away from industrial production in favor of domestic consumption. Fundamentals for developed markets real estate remain positive, supported by improving economic environments and limited supply. While real estate remains sensitive to rising interest rates, it should be supported near term if U.S. Fed interest rate policy normalization proceeds at a modest pace.

SPECTRUM INTERNATIONAL FUND

As shown in the Performance Comparison table, the Spectrum International Fund returned 9.62% and 28.54% for the 6- and 12-month periods ended December 31, 2017, respectively. The fund trailed the MSCI All Country World Index ex USA and its Lipper peer group average for the semiannual reporting period. For the annual period, the fund outperformed the MSCI index and trailed its Lipper average.

Portfolio Performance
From a structural standpoint, our broad diversification across regions, countries, and investment styles benefited the fund’s relative performance for the annual reporting period. This was partially offset by security selection in the underlying portfolios, which detracted from overall results as positive selection in the Japan Fund and the International Discovery Fund was outweighed by negative selection in the International Stock Fund and the International Value Equity Fund.

Our Emerging Markets Stock Fund generated the fund’s biggest absolute gains, followed closely by the New Asia Fund, which invests primarily in Pacific markets, excluding Japan. The Emerging Europe Fund and the International Value Equity Fund posted weaker results but still rose by double digits.

Portfolio Positioning
The Spectrum International Fund offers investors broadly diversified exposure to international equities from both developed and emerging markets.

Among developed markets, we are overweight Japanese equities given attractive valuations and improving economic growth supported by accommodative monetary policy from the Bank of Japan and strong global trade. Additionally, corporate reforms represent a potential catalyst to value creation over a more intermediate horizon. We are modestly overweight Europe. The region features modestly attractive relative valuations, stable and improving growth, and positive earnings with further potential upside from good operating leverage.

We have a neutral position in emerging markets equities. The asset class benefits from modestly attractive relative valuations and improving global growth, with positive earnings trends. However, this is balanced by rising interest rates and hawkish trade rhetoric in key developed markets as well as the potential for a renewed slide in energy and commodities prices.

We are underweight international growth stocks, where valuations are above historical averages in cyclically sensitive areas like industrials and more quality growth sectors such as consumer staples. We favor international value stocks, which have attractive relative valuations and could benefit from signs of more durable and synchronized economic growth, higher interest rates, and more stable commodity prices.

OUTLOOK

The global economy should continue to grow in 2018. Lower taxes in the U.S. could provide a boost to U.S. profit growth in the coming year, although the long-term impact on the domestic economy is less certain. Additionally, economic growth outside the U.S. continues to deepen as Europe and Japan are earlier in the business cycle than the U.S. and still benefiting from accommodative monetary policy. Global economic growth should continue to support Japan’s economy. Demographic challenges, structural problems, and the potential for monetary policy normalization are concerns, but Japan remains one place where investors can still find relatively attractive valuations.

The U.S. dollar is finding support after declining for much of the year against major developed and emerging markets currencies. Despite higher short-term interest rates resulting from the Fed’s rate normalization, the U.S. dollar declined through most of 2017 as growth outside the U.S. improved.

The weaker dollar has been a benefit to emerging markets, commodity prices, and U.S. multinational companies, which may now find the currency environment less supportive. U.S. dollar-based investors, who have seen their foreign asset returns inflated by currency gains this year, could also face the same headwind.

Stronger global growth, tighter labor markets, and more stable commodity prices may finally begin to push inflation higher next year, providing further support for central banks that are already unwinding policy. The Fed is well into its process of removing accommodative monetary policy, and the ECB recently announced plans to halve its asset purchases in 2018. The Bank of Japan remains the furthest from achieving its inflation goal, but it has been quietly reducing its bond purchases and may modify its target for yield curve control. Select emerging markets may also turn more hawkish next year amid stronger growth and higher inflation.

We believe the broad diversification of our portfolios across asset classes, investment styles, and geography, combined with fundamental research, active security selection, and our ability to make tactical adjustments to the funds’ asset allocations, will help us generate attractive long-term, risk-adjusted returns across market environments.

Respectfully submitted,

Charles M. Shriver
Portfolio manager, Spectrum Income, Spectrum Growth, and Spectrum International Funds

January 25, 2018

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/17)

Spectrum Growth Fund	Percent of Net Assets 12/31/17
Microsoft	2.0%
Amazon.com	1.9
Alphabet	1.5
JPMorgan Chase	1.4
Priceline	1.2
Facebook	1.2
Apple	1.1
Alibaba Group Holding	1.1
Boeing	1.1
Morgan Stanley	1.0
Total	13.5%

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/17)

Spectrum International Fund	Percent of Net Assets 12/31/17
Samsung Electronics	1.8%
Tencent Holdings	1.5
Taiwan Semiconductor Manufacturing	1.4
Roche Holding	1.4
AIA Group	1.3
Nestle	1.3
British American Tobacco	1.2
Alibaba Group Holding	1.1
Total	1.1
Vodafone	1.1
Total	13.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum–Maximum	Target at 6/30/17	Target at 12/31/17
Blue Chip Growth Fund	5%–25%	13.72%	12.72%
Emerging Markets Stock Fund	0–10	2.22	2.75
Equity Income Fund	5–25	12.66	12.92
Growth Stock Fund	5–25	13.72	12.71
International Discovery Fund	0–10	4.16	4.32
International Value Equity Fund	0–20	12.57	13.11
International Stock Fund	0–20	12.02	11.84
Mid-Cap Growth Fund	0–15	3.41	3.67
Mid-Cap Value Fund	0–15	3.32	3.48
New Horizons Fund	0–15	3.34	3.76
Real Assets Fund	0–10	2.50	2.25
Small-Cap Value Fund	0–15	3.71	3.56
U.S. Treasury Money Fund	0–25	0.00	0.00
Value Fund	5–25	12.66	12.92

Spectrum Income Fund			
Corporate Income Fund	0%–10%	6.50%	7.00%
Emerging Markets Bond Fund	0–20	7.00	6.50
Emerging Markets Local Currency Bond Fund	0–10	4.00	5.00
Equity Income Fund	5–25	10.50	10.50
Floating Rate Fund	0–10	5.50	5.50
GNMA Fund	5–20	8.50	8.50
High Yield Fund	5–25	15.50	14.50
Inflation Protected Bond Fund	0–10	1.50	1.50
International Bond Fund	0–20	9.00	8.00
Limited Duration Inflation Focused Bond Fund	0–10	2.00	2.00
New Income Fund	10–30	21.25	21.75
Short-Term Bond Fund	0–15	4.75	4.75
U.S. Treasury Intermediate Fund	0–10	0.50	1.00
U.S. Treasury Long-Term Fund	0–15	3.00	3.00
U.S. Treasury Money Fund	0–25	0.50	0.50

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation.

Each Spectrum Fund diversifies its assets within specified ranges among a set of T. Rowe Price mutual funds (underlying Price funds) representing specific market segments. Each Spectrum Fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. Spectrum Growth seeks long-term capital appreciation and growth of income with current income as a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation Each fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Purchases and sales of the underlying Price funds are accounted for on the trade date basis. Income is recorded on the accrual basis. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. A capital gain distribution may also be declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Each fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Each fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the funds’ Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the funds’ treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2017, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended December 31, 2017, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the Spectrum Growth Fund, reclassifications between income and gain relate primarily to per share rounding of distributions. For the Spectrum Income Fund, reclassification between income and gain relate primarily to the character of distributions from the underlying funds. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the year ended December 31, 2017, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis costs of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2017, Spectrum Growth utilized no capital loss carryforwards, Spectrum Income utilized no capital loss carryforwards, and Spectrum International utilized $7,170,000 of capital loss carryforwards. As of December 31, 2017, Spectrum Growth had no available capital loss carryforwards, Spectrum Income had no capital loss carryforwards, and Spectrum International had no available capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative services as well as certain accounting, marketing, and other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2017, Spectrum Growth held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income held approximately 48% of the outstanding shares of the Corporate Income Fund, 58% of the Emerging Markets Local Currency Bond Fund, 30% of the Floating Rate Fund, 41% of the GNMA Fund, and less than 25% of any other underlying Price fund; and Spectrum International held approximately 26% of the Japan Fund and less than 25% of any other underlying Price Fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2017, approximately 35% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

As of December 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,988,452 shares of the Spectrum Growth Fund, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Spectrum Funds, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, T. Rowe Price
Spectrum Income Fund and T. Rowe Price Spectrum International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund and T. Rowe Price Spectrum International Fund (constituting T. Rowe Price Spectrum Funds, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions to shareholders included amounts as follows:

For taxable non-corporate shareholders, income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20% as follows:

For corporate shareholders, income qualifies for the dividends-received deduction as follows:

The funds will pass through foreign source income and foreign taxes paid, as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Funds’ Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company; Vice President, Spectrum Funds
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, Price Hong Kong,
Price Singapore, and T. Rowe Price Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark S. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018